                                                                    Exhibit 99.1


                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1996 96-8 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 1996 to October 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of November, 1996.

                                  GREEN TREE FINANCIAL CORP.



                                  BY: /s/ Phyllis A. Knight
                                     ----------------------

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.25%,6.55%,6.70%,7.00%,7.30%,7.60%,8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES

                                MONTHLY REPORT
                                 October, 1996


                                   CUSIP#'S  393505-QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                                   TRUST ACCOUNT #80-4146600
                                   REMITTANCE DATE: 11/15/96

                                                                    Total $        Per $1,000
                                                                    Amount          Original
                                                                 -------------     ----------
Class A Certificates
--------------------
(1a)  Amount available (including Monthly Servicing Fee)         $9,035,397.58

(b)   Class M-1 Interest Deficiency Amount (if any) and
      Class B-1 Interest Deficiency Amount (if any)
      withdrawn for prior Remittance Date                                 0.00

(c)   Amount Available after giving effect to withdrawal of
      Class M-1 Interest Deficiency Amount and B-1 Interest
      Deficiency Amount for prior Remittance Date                 9,035,397.58

A.    Interest
      (2)   Aggregate Interest
            a.  Class A-1 Remittance Rate(6.25%)                         6.25%
            b.  Class A-1 Interest                                  361,002.90     5.06670737
            c.  Class A-2 Remittance Rate(6.55%)                         6.55%
            d.  Class A-2 Interest                                  218,333.33     5.45833325
            e.  Class A-3 Remittance Rate(6.70%)                         6.70%
            f.  Class A-3 Interest                                  348,958.33     5.58333328
            g.  Class A-4 Remittance Rate(7.00%)                         7.00%
            h.  Class A-4 Interest                                  565,250.00     5.83333333
            i.  Class A-5 Remittance Rate(7.30%)                         7.30%
            j.  Class A-5 Interest                                  128,966.67     6.08333349
            k.  Class A-6 Remittance Rate(7.60%)                         7.60%
            l.  Class A-6 Interest                                  722,000.00     6.33333333
            m.  Class A-7 Remittance Rate (8.05%, unless
                Weighted Average Contract Rate is below 8.05%)           8.05%
            n.  Class A-7 Interest                                  678,547.92     6.70833337

      (3)   Amount applied to:
            a.  Unpaid Class A Interest Shortfall                          .00            .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.25%,6.55%,6.70%,7.00%,7.30%,7.60%,8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES

                                MONTHLY REPORT
                                 October, 1996

                                   CUSIP#'S  393505-QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                                   TRUST ACCOUNT #80-4146600
                                   REMITTANCE DATE: 11/15/96

                                                                    Total $         Per $1,000
                                                                    Amount           Original
                                                                 -------------     ------------
      (4)   Remaining:
            a.  Unpaid Class A Interest Shortfall                          .00              .00

B.    Principal
      (5)   Formula Principal Distribution Amount                 4,117,188.16              N/A
            a.  Scheduled Principal                                 498,288.96              N/A
            b.  Principal Prepayments                             2,946,847.33              N/A
            c.  Liquidated Contracts                                       .00              N/A
            d.  Repurchases                                                .00              N/A
            e.  Current Month Advanced Principal                  1,337,453.77              N/A
            f.  Prior Month Advanced Principal                     (665,401.90)             N/A

      (6)   Pool Scheduled Principal Balance                    595,334,688.31
      (6b)  Adjusted Pool Principal Balance                     593,997,234.54     989.90982145
      (6c)  Pool Factor                                             0.98990982

      (7)   Unpaid Class A Principal Shortfall (if any)
            following prior Remittance date                                .00
      (8)   Class A Percentage for such Remittance Date                 92.47%
      (9)   Class A Percentage for the following
            Remittance Date                                             92.42%
      (10)  Class A Principal Distribution:
            a.  Class A-1                                         4,117,188.16      57.78509698
            b.  Class A-2                                                  .00              .00
            c.  Class A-3                                                  .00              .00
            d.  Class A-4                                                  .00              .00
            e.  Class A-5                                                  .00              .00
            f.  Class A-6                                                  .00              .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.25%,6.55%,6.70%,7.00%,7.30%,7.60%,8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES

                                MONTHLY REPORT
                                 October, 1996

                                   CUSIP#'S  393505-QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                                   TRUST ACCOUNT #80-4146600
                                   REMITTANCE DATE: 11/15/96

                                                                    Total $         Per $1,000
                                                                    Amount           Original
                                                                 -------------     ------------
      (11)   Class A-1 Principal Balance                         65,195,369.54     915.02273039
      (11a)  Class A-1 Pool Factor                                    .9150227

      (12)   Class A-2 Principal Balance                         40,000,000.00     1000.0000000
      (12a)  Class A-2 Pool Factor                                  1.00000000

      (13)   Class A-3 Principal Balance                         62,500,000.00     1000.0000000
      (13a)  Class A-3 Pool Factor                                  1.00000000

      (14)   Class A-4 Principal Balance                         96,900,000.00     1000.0000000
      (14a)  Class A-4 Pool Factor                                  1.00000000

      (15)   Class A-5 Principal Balance                         21,200,000.00     1000.0000000
      (15a)  Class A-5 Pool Factor                                  1.00000000

      (16)   Class A-6 Principal Balance                        114,000,000.00     1000.0000000
      (16a)  Class A-6 Pool Factor                                  1.00000000

      (17)   Class A-7 Principal Balance                        101,150,000.00     1000.0000000
      (17a)  Class A-7 Pool Factor                                 1.000000000

      (18)   Unpaid Class A Principal Shortfall (if any)
             following current Remittance Date                             .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.25%,6.55%,6.70%,7.00%,7.30%,7.60%,8.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-8
                 CLASS A1, A2, A3, A4, A5, A6, A7, CERTIFICATES

                                 MONTHLY REPORT
                                  October 1996

                                    CUSIP#'S 393505-QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                                    TRUST ACCOUNT #80-4146600
                                    REMITTANCE DATE: 11/15/96


C. Aggregate Scheduled Balances and Number of Delinquent Contracts as of Determination Date

      (19)  31-59 days                                    1,063,888.68      23

      (20)  60 days or more                                        .00       0

      (21)  Current Month Repossessions                            .00       0

      (22)  Repossession Inventory                                 .00       0


Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(23)  Average Sixty-Day Delinquency Ratio Test

      (a)  Sixty-Day Delinquency Ratio for current Remittance Date         .00%

      (b)  Average Sixty-Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months; may
           not exceed 3.5%)                                                 .0%


(24)  Average Thirty-Day Delinquency Ratio Test

      (a)  Thirty-Day Delinquency Ratio for current Remittance Date        .18%

      (b)  Average Thirty-Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months; may
           not exceed 5.5%)                                                .07%

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.25%,6.55%,6.70%,7.00%,7.30%,7.60%,8.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-8
                 CLASS A1, A2, A3, A4, A5, A6, A7, CERTIFICATES

                                 MONTHLY REPORT
                                 October, 1996

                                    CUSIP#'S 393505-QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                                    TRUST ACCOUNT #80-4146600
                                    REMITTANCE DATE: 11/15/96


(25)  Cumulative Realized Losses Test
      (a)  Cumulative Realized Losses for the current Remittance
           Date (as a percentage of Cut-off Date Pool Principal
           Balance; may not exceed 5.5% from June 1, 2000 to May 31,
           2001, 6.5% from June 1, 2001 to May 31, 2002, 8.5% from
           June 1, 2002 to May 31, 2003 and and 9.5% thereafter)             0%

(26)  Current Realized Losses Test
      (a)  Current Realized Losses for current Remittance Date               0

      (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
           arithmetic average of Pool Scheduled Principal Balances
           for third preceding Remittance and for current Remittance
           Date; may not exceed 2.25%)                                       0%

(27)  Class M-1 Principal Balance Test
      (a)  The sum of Class M-1 Principal Balance and Class B
           Principal Balance (before distributions on current
           Remittance Date) divided by Pool Scheduled Principal
           Balance as of preceding Remittance Date (must equal or
           exceed 25.5%)                                                 15.56%

(28)  Class B Principal Balance Test
      (a)  Class B Principal Balance (before any distributions on current Remittance Date) as of such Remittance date
           greater than $7,437,576.00                                      .00

      (b)  Class B Principal Balance (before any distributions on current Remittance Date) divided by pool Scheduled
           Principal Balance as of preceding Remittance Date is
           equal to or greater than 11.25%                                7.53%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.85%
                    PASS-THROUGH CERTIFICATES,SERIES 1996-8
                             CLASS M1 CERTIFICATES

                                MONTHLY REPORT
                                 October, 1996

                                                       CUSIP NO. 393505QQ8
                                                       TRUST ACCOUNT #80-4146600
                                                       REMITTANCE DATE: 11/15/96

                                                                       Total $         Per $1,000
                                                                       Amount           Original
                                                                    -------------     -------------
CLASS M1 CERTIFICATES
---------------------
      (29)  Amount available (including Monthly Servicing Fee)       1,895,150.27

A.    Interest
      (30)  Aggregate interest
            a.  Class M-1 Remittance Rate (7.70%, unless
                Weighted Average Contract Rate is below 7.70%)              7.85%
            b.  Class M-1 Interest                                     314,000.00        6.54166667

      (31)  Amount applied to Class M-1 Interest Deficiency Amount            .00                 0

      (32)  Remaining unpaid Class M-1 Interest Deficiency Amount             .00                 0

      (33)  Amount Applied to:
            a.  Unpaid Class M-1 Interest Shortfall                           .00                 0

      (34)  Remaining:
            a.  Unpaid Class M-1 Interest Shortfall                           .00                 0

B.    Principal
      (35)  Formula Principal Distribution Amount                             .00               N/A
            a.  Scheduled Principal                                           .00               N/A
            b.  Principal Prepayments                                         .00               N/A
            c.  Liquidated Contracts                                          .00               N/A
            d.  Repurchases                                                   .00               N/A

      (36)  Class M-1 Principal Balance                             48,000,000.00     1000.00000000
      (36a) Class M-1 Pool Factor                                      1.00000000

      (37)  Class M-1 Percentage for such Remittance Date                    .00%


                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                                  7.85%,8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                             CLASS B1 CERTIFICATES

                                MONTHLY REPORT
                                 October, 1996

                                                       CUSIP NO. 393505-QR6,QR4
                                                       TRUST ACCOUNT #80-4146600
                                                       REMITTANCE DATE: 11/15/96

                                                                    Total $       Per $1,000
                                                                    Amount         Original
                                                                 ------------     ----------
      (38)  Class M-1 Principal Distribution:
            a.  Class M-1 (current)                                       .00     0.00000000

            b.  Unpaid Class M-1 Principal Shortfall (if any)
                following prior Remittance Date                           .00

      (39)  Unpaid Class M-1 Principal Shortfall (if any)
            following current Remittance Date                             .00

      (40)  Class M-1 Percentage for the following Remittance
            Date                                                          .00%

Class B1 Certificates
---------------------
      (1)   Amount Available less the Class A Distribution
            Amount and Class M-1 Distribution amount
            (including Monthly Servicing Fee)                    1,581,150.27

      (2)   Class B-1 Remittance Rate (7.79% unless Weighted
            Average Contract Rate is below 7.95%)                        7.95%

      (3)   Aggregate Class B1 Interest                            159,000.00     6.62500000

      (4)   Amount applied to Unpaid Class
            B1 Interest Shortfall                                         .00            .00

      (5)   Remaining unpaid Class B1
            Interest Shortfall                                            .00            .00

      (6)   Amount applied to Class B1 Interest
            Deficiency Amount                                             .00

      (7)   Remaining Unpaid Class B-1 Interest
            Deficiency Amount                                             .00

      (8)   Unpaid Class B1 Principal Shortfall
            (if any) following prior Remittance Date                      .00

      (8a)  Class B Percentage for such Remittance Date                   .00


                       GREEN TREE FINANCIAL CORPORATION
        MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%, 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                             CLASS B CERTIFICATES

                                MONTHLY REPORT
                                 October, 1996

                                                       CUSIP NO. 393505 QR6, QR4
                                                       REMITTANCE DATE: 11/15/96

                                                                      Total $        Per $1,000
                                                                       Amount         Original
                                                                   -------------     ----------
      (9)   Current Principal (Class B Percentage of Formula
            Principal Distribution Amount)                                   .00

      (10a) Class B1 Principal Shortfall                                     .00

      (10b) Unpaid Class B1 Principal Shortfall                              .00

      (11)  Class B Principal Balance                              45,051,865.00

      (12)  Class B1 Principal Balance                             24,000,000.00


Class B2 Certificates
---------------------
      (13)  Remaining Amount Available                              1,422,150.27

      (14)  Class B-2 Remittance Rate (8.30% unless Weighted
            Average Contract Rate is less than 8.30%)                      8.30%

      (15)  Aggregate Class B2 Interest                               145,608.73     6.91666653

      (16)  Amount applied to Unpaid Class B2 Interest Shortfall             .00            .00

      (17)  (Remaining Unpaid Class B2 Interest Shortfall                    .00            .00

      (18)  Unpaid Class B2 Principal Shortfall (if any)
            following prior Remittance Date                                  .00

      (19)  Class B2 Principal Liquidation Loss Amount                       .00

      (20)  Class B2 Principal (zero until Class B1 paid down;
            thereafter, Class B Percentage of Formula Principal
            Distribution Amount)                                             .00

      (21)  Guarantee Payment                                                .00

      (22)  Class B2 Principal Balance                             21,051,865.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%, 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                             CLASS B2 CERTIFICATES

                                MONTHLY REPORT
                                 October 1996

                                                       CUSIP NO. 393505-QR6, QR4
                                                       REMITTANCE DATE: 11/15/96

                                                                    Total $        Per $1,000
                                                                     Amount         Original
                                                                  ------------     ----------
      (23)  Monthly Servicing Fee (Deducted from Certificate
            Account balance to arrive at Amount Available if
            the Company or Green Tree Financial Corporation is
            not the Servicer; deducted from funds remaining
            after payment of Class A Distribution Amount,
            Class M-1 Distribution Amount, Class B-1
            Distribution Amount and Class B-2 Distribution
            Amount; if the Company or Green Tree Financial
            Corporation is the Servicer)                            249,491.59

      (24)  3% Guarantee                                          1,027,049.95

      (25)  Class C Residual Payment                                       .00

      (26)  Class M-1 Interest Deficiency on such Remittance
            Date                                                           .00

      (27)  Class B-1 Interest Deficiency on such Remittance
            Date                                                           .00

      (28)  Repossessed Contracts                                          .00

      (29)  Repossessed Contracts Remaining in Inventory                   .00

      (30)  Weighted Average Contract Rate                            10.32151
